UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report: (Date of earliest event reported): April 27, 2004


                                Rock-Tenn Company
             (Exact Name of Registrant as Specified in Its Charter)


          Georgia                       0-23340                   62-0342590
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
        of Incorporation)                                    Identification No.)



              504 Thrasher Street, Norcross, Georgia                 30071
              (Address of Principal Executive Offices)             (Zip Code)



                                 (770) 448-2193
              (Registrant's telephone number, including area code)

Item 7.    Financial Statements and Exhibits

     (c) Exhibits (furnished pursuant to Item 12)

99.1     April 27 Press Release

Item 12.  Results of Operations and Financial Condition

On April 2, 2004, Rock-Tenn Company ("Rock-Tenn") issued a press release (the "April 2 Press Release") that announced Rock-Tenn would hold its quarterly conference call on Tuesday, April 27, 2004, at 11:00 a.m. ET to discuss financial results for the second quarter of fiscal 2004 (the "Conference Call").

On April 27, 2004, Rock-Tenn issued a press release (the "April 27 Press Release") that announced Rock-Tenn's financial results for the second quarter of fiscal 2004. A copy of the April 27 Press Release is attached hereto as Exhibit
99.1 and hereby incorporated herein.

The April 2 Press Release and the April 27 Press Release both announced that the Conference Call would be webcast and could be accessed, along with a copy of the April 27 Press Release and any relevant financial and other statistical information related to the webcast, on Rock-Tenn's website at www.rocktenn.com (the "Website").

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ROCK-TENN COMPANY
                                 (Registrant)




Date:  April 27, 2004             By: /s/ Steven C. Voorhees
                                     -------------------------------------------
                                     Steven C. Voorhees
                                     Executive Vice-President and Chief
                                     Financial Officer (Principal Financial
                                     Officer, Principal Accounting Officer and
                                     duly authorized officer)

                                INDEX TO EXHIBITS


Exhibit Number and Description
------------------------------

99.1     April 27 Press Release (furnished pursuant to Item 12)

                                       4